MUNIHOLDINGS
                                                              INSURED FUND, INC.

                                                     STRATEGIC
                                                              Performance

                                [GRAPHIC OMITTED]

                                                              Annual Report
                                                              April 30, 1999

                           MUNIHOLDINGS INSURED FUND, INC.

The Benefits and Risks of Leveraging

MuniHoldings Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issu e of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock share holders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be char acterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest pay ments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                 MuniHoldings Insured Fund, Inc., April 30, 1999

DEAR SHAREHOLDER

Since inception (May 1, 1998) through April 30, 1999, the Common Stock of MuniHoldings Insured Fund, Inc. earned $0.900 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.90%, based on a month-end per share net asset value of $15.25. Over the same period, the total investment return on the Fund's Common Stock was +8.99%, based on a change in per share net asset value from $15.00 to $15.25, and assuming reinvestment of $1.056 per share ordinary income dividends and $0.008 per share capital gains distributions.

For the six-month period ended April 30, 1999, the total investment return on the Fund's Common Stock was +0.86%, based on a change in per share net asset value from $15.82 to $15.25, and assuming reinvestment of $0.687 per share ordinary income dividends and $0.008 per share capital gains distributions.

For the six-month period ended April 30, 1999, the Fund's Auction Market Pre ferred Stock had an average yield of 3.93% for Series A and 3.98% for Series B.

The Municipal Market Environment

During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year. A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.

Portfolio Strategy

During the last several months, we adopted a more neutral investment strategy, since indicators pointed to a continuation of healthy domestic economic growth and benign inflation. In addition, we believed that long-term tax-exempt bond yields would continue to trade in a relatively narrow range, centered around present levels. Consequently, we focused on income-producing securities rather than those issues with the potential for capital gains. Should the tax-exempt bond market perform as expected, coupon income will be the more important component of the Fund's performance. MuniHoldings Insured Fund, Inc. remained fully invested for most of the past several months. We expect to maintain this position going forward in order to seek to enhance shareholder income.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain stable for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete expla nation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager

June 2, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniHoldings Insured Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================


                                     2 & 3

                                 MuniHoldings Insured Fund, Inc., April 30, 1999

SCHEDULE OF INVESTMENTS                                           (in thousands)

                     S&P    Moody's   Face                                                                                   Value
STATE              Ratings  Ratings  Amount  Issue                                                                         (Note 1a)
====================================================================================================================================
Alabama--0.9%        AAA      NR*   $ 3,000  East Alabama Health Care Authority, Health Care Facilities Revenue Bonds,
                                             TAN, Series A, 5.25% due 9/01/2028 (e)                                          $ 2,995
====================================================================================================================================
California--9.5%     AAA      Aaa     7,425  California State, GO, Refunding (Veterans Bonds), AMT, Series BH, 5.20%
                                             due 12/01/2011 (d)                                                                7,536
                     AAA      Aaa    15,000  Stockton, California, Revenue Bonds, COP (Wastewater System Project), Series A,
                                             5.20% due 9/01/2029 (e)                                                          15,127
                     AAA      Aaa     8,415  University of California, Revenue Refunding Bonds (Multiple Purpose Projects),
                                             Series E, 5.125% due 9/01/2016 (e)                                                8,587
====================================================================================================================================
Colorado--3.1%       NR*      Aaa    10,000  Denver, Colorado, City and County Airport Revenue Bonds, RITR, Series 13,
                                             6.07% due 11/15/2023 (f)                                                         10,242
====================================================================================================================================
Florida--1.8%        AA+      Aa2     6,000  Florida State, GO, Refunding, Senior Lien (Jacksonville Transit), 5% due
                                             7/01/2019                                                                         5,925
====================================================================================================================================
Georgia--2.3%        BBB-     Baa2    7,500  Effingham County, Georgia, Development Authority, Solid Waste Disposal
                                             Revenue (Fort James Project), AMT, 5.625% due 7/01/2018                           7,521
====================================================================================================================================
Illinois--8.4%       AAA      Aaa    10,400  Chicago, Illinois, Board of Education, GO (Chicago School Reform), Series A,
                                             5.25% due 12/01/2022 (a)                                                         10,386
                     AAA      Aaa    10,000  Chicago, Illinois, GO, Project and Refunding, 5.25% due 1/01/2020 (b)             9,987
                     AAA      Aaa     7,000  Illinois Development Finance Authority, PCR, Refunding (Illinois Power
                                             Company Project), Series A, 5.40% due 3/01/2028 (e)                               7,062
                     A1+      VMIG1+    200  Illinois Health Facilities Authority, Revenue Refunding Bonds (University of
                                             Chicago Hospitals), VRDN, 4.25% due 8/01/2026 (e)(g)                                200
====================================================================================================================================
Indiana--6.0%        AAA      Aaa     8,750  Indiana Health Facilities Financing Authority, Hospital Revenue Refunding
                                             Bonds (Sisters of Saint Francis Health), Series A, 5.375% due 11/01/2027 (e)      8,816
                     AAA      Aaa     5,975  Indiana Municipal Power Agency, Power Supply System, Special Obligation
                                             Refunding Bonds, First Crossover, Series B, 5.30% due 1/01/2020 (e)               5,984
                     NR*      Aaa     5,000  Indiana State Housing Authority, S/F Mortgage Revenue Bonds, AMT, Series B-3,
                                             5.55% due 1/01/2025 (c)                                                           5,066
====================================================================================================================================
Kentucky--3.0%       AAA      Aaa    10,000  Louisville and Jefferson County, Kentucky, Metropolitan Sewer District,
                                             Sewer and Drain System Revenue Bonds, Series A, 5.25% due 5/15/2027 (e)          10,085
====================================================================================================================================
Massachusetts--5.5%  NR*      Aaa     1,350  Massachusetts State Development Finance Agency Revenue Bonds (Brooks
                                             School Issue), Series B, 5% due 7/01/2024 (e)                                     1,312
                     AAA      Aaa    10,500  Massachusetts State, HFA, Housing Revenue Bonds (Rental Mortgage), AMT,
                                             Series C, 5.625% due 7/01/2040 (a)                                               10,748
                     AAA      Aaa     5,935  Massachusetts State, HFA, S/F Housing Revenue Bonds, Series 58, 5.375% due
                                             6/01/2017 (e)                                                                     6,057
====================================================================================================================================
Missouri--2.9%       AA       Aa2     4,500  Cape Girardeau County, Missouri, IDA, Solid Waste Disposal Revenue Bonds
                                             (Procter & Gamble Paper Products), AMT, 5.30% due 5/15/2028                       4,487
                     AAA      Aaa     5,000  Saint Louis, Missouri, Airport Revenue Bonds (Lambert--St. Louis
                                             International Airport), AMT, Series B, 5.25% due 7/01/2027 (b)                    4,949
====================================================================================================================================
New York--34.7%                              Long Island Power Authority, New York, Electric System Revenue Bonds (e):
                     AAA      Aaa     8,000     5.25% due 4/01/2010                                                            8,466
                     AAA      Aaa    15,810     Series A, 5.25% due 12/01/2026                                                16,035
                     AAA      Aaa     3,000     Series A, 5.50% due 12/01/2029                                                 3,094
                     AAA      Aaa    14,330  Metropolitan Transportation Authority, New York, Commuter Facilities
                                             Revenue Bonds, Series A, 5.25% due 7/01/2028 (b)                                 14,535
                     AAA      Aaa     3,965  Metropolitan Transportation Authority, New York, Transit Facilities
                                             Revenue Refunding Bonds, Series B-2, 5% due 7/01/2017 (e)                         3,960
                     A-       A3     10,000  New York City, New York, GO, Refunding, Series D, 5.25% due 8/01/2021            10,007
                     AAA      Aaa     4,740  New York City, New York, GO, Series I, 5.25% due 4/15/2013 (e)                    4,941
                                             New York City, New York, Municipal Water Finance Authority, Water and
                                             Sewer System Revenue Refunding Bonds, Series A:
                     AAA      Aaa     2,000     5.125% due 6/15/2017 (b)                                                       2,021
                     AAA      Aaa     7,800     5.50% due 6/15/2023 (e)                                                        8,040
                     AA       Aa3     3,400  New York City, New York, Transitional Finance Authority Revenue Bonds
                                             (Future Tax Secured), Series A, 5% due 8/15/2027                                  3,295
                     AAA      Aaa    39,970  New York State Dormitory Authority Revenue Bonds (Mental Health
                                             Services Facilities Improvement), Series B, 5.125% due 8/15/2021 (e)             39,888
====================================================================================================================================
North Dakota--3.4%   NR*      Aaa    11,000  Oliver County, North Dakota, PCR, Refunding, RIB, Series 12, 6.205%
                                             due 1/01/2027 (a)(f)                                                             11,208
====================================================================================================================================
Pennsylvania--6.7%   NR*      Aaa     6,015  Beaver County, Pennsylvania, GO, Refunding, 5.15% due 10/01/2017 (e) 6,077
                     AAA      Aaa     4,500  Philadelphia, Pennsylvania, Gas Works Revenue Refunding Bonds, 15th Series,
                                             5.25% due 8/01/2021 (d)                                                           4,524
                     AAA      Aaa    11,200  Philadelphia, Pennsylvania, School District, GO, Series B, 5.375% due
                                             4/01/2027 (a)                                                                    11,405
====================================================================================================================================
Texas--8.8%          AAA      Aaa    10,000  Brazos River Authority, Texas, PCR, Refunding (Texas Utilities Electric
                                             Company Project), AMT, Series A, 5.55% due 5/01/2033 (a)                         10,198
                     NR*      Aaa    10,000  Harris County, Texas, Health Facilities Development Corporation, Hospital
                                             Revenue Bonds, RITR, Series 23, 6.07% due 6/01/2027 (d)(f)                        9,912
                     AAA      Aaa     9,000  Texas State Turnpike Authority, Dallas North Thruway Revenue Bonds
                                             (President George Bush Turnpike), 5.25% due 1/01/2023 (b)                         9,055
====================================================================================================================================

Portfolio Abbreviations

====================================================================================================================================
To simplify the listings of MuniHoldings        AMT    Alternative Minimum Tax (subject to)  RIB    Residual Interest Bonds
Insured Fund, Inc.'s portfolio holdings in      COP    Certificate of Participation          RITR   Residual Interest Trust Receipts
the Schedule of Investments, we have            GO     General Obligation Bonds              S/F    Single-Family
abbreviated the names of many of the            HFA    Housing Finance Agency                TAN    Tax Anticipation Notes
securities according to the list at right.      IDA    Industrial Development Authority      VRDN   Variable Rate Demand Notes
                                                PCR    Pollution Control Revenue Bonds


                                     4 & 5

                                 MuniHoldings Insured Fund, Inc., April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                     S&P    Moody's   Face                                                                                   Value
STATE              Ratings  Ratings  Amount  Issue                                                                         (Note 1a)
====================================================================================================================================
Virginia--1.5%       BBB-     Baa3  $ 5,000  Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds, Senior
                                             Series A, 5.50% due 8/15/2028                                                   $ 4,928
====================================================================================================================================
                     Total Investments (Cost--$322,667)--98.5%                                                               324,661
                     Other Assets Less Liabilities--1.5%                                                                       5,041
                                                                                                                            --------
                     Net Assets--100.0%                                                                                     $329,702
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FNMA/GNMA Collateralized.
(d)   FSA Insured.
(e)   MBIA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.
================================================================================
Quality Profile

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                     Percent of
  S&P Rating/Moody's Rating                          Net Assets
  -------------------------------------------------------------
  AAA/Aaa..........................................    87.4%
  AA/Aa............................................     4.2
  A/A..............................................     3.0
  BBB/Baa..........................................     3.8
  Other+...........................................     0.1
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of April 30, 1999
====================================================================================================================================
Assets:         Investments, at value (identified cost--$322,667,044) (Note 1a) .....................                   $324,661,119
                Cash ................................................................................                         65,246
                Interest receivable .................................................................                      5,453,418
                Deferred organization expenses (Note 1f) ............................................                         15,181
                Prepaid expenses ....................................................................                         17,349
                                                                                                                        ------------
                Total assets ........................................................................                    330,212,313
                                                                                                                        ------------
====================================================================================================================================
Liabilities:    Payables:
                  Dividends to shareholders (Note 1e) ...............................................  $    309,236
                  Investment adviser (Note 2) .......................................................       144,378          453,614
                                                                                                        -----------
                Accrued expenses ....................................................................                         56,974
                                                                                                                        ------------
                Total liabilities ...................................................................                        510,588
                                                                                                                        ------------
====================================================================================================================================
Net Assets:     Net assets ..........................................................................                   $329,701,725
                                                                                                                        ============
====================================================================================================================================
Capital:        Capital Stock (200,000,000 shares authorized) (Note 4):
                  Preferred Stock, par value $.10 per share (5,360 shares of AMPS* issued
                  and outstanding at $25,000 per share liquidation preference) ......................                   $134,000,000
                  Common Stock, par value $.10 per share (12,832,937 shares issued and outstanding) ..................................................................  $  1,283,294
                Paid-in capital in excess of par ....................................................   189,804,195
                Undistributed investment income--net ................................................     1,326,443
                Undistributed realized capital gains on investments--net ............................     1,293,718
                Unrealized appreciation on investments--net .........................................     1,994,075
                                                                                                        -----------
                Total capital--Equivalent to $15.25 net asset value per share of Common Stock
                (market price--$14.4375) ............................................................                    195,701,725
                                                                                                                        ------------
                Total capital .......................................................................                   $329,701,725
                                                                                                                        ============
====================================================================================================================================

*     Auction Market Preferred Stock.

See Notes to Financial Statements.


                                     6 & 7

                                 MuniHoldings Insured Fund, Inc., April 30, 1999

STATEMENT OF OPERATIONS

                         For the Period May 1, 1998+ to April 30, 1999
=================================================================================================================================
Investment               Interest and amortization of premium and discount earned ...............                    $ 16,961,550
Income (Note 1d):
=================================================================================================================================
Expenses:                Investment advisory fees (Note 2) ...................................... $  1,800,459
                         Commission fees (Note 4) ...............................................      317,071
                         Accounting services (Note 2) ...........................................       51,722
                         Professional fees ......................................................       44,282
                         Transfer agent fees ....................................................       30,789
                         Listing fees ...........................................................       26,747
                         Custodian fees .........................................................       24,884
                         Directors' fees and expenses ...........................................       20,925
                         Printing and shareholder reports .......................................       10,418
                         Pricing fees ...........................................................        6,973
                         Amortization of organization expenses (Note 1f) ........................        3,819
                         Other ..................................................................       13,520
                                                                                                  ------------
                         Total expenses .........................................................    2,351,609
                         Reimbursement of expenses (Note 2) .....................................     (795,932)
                         Total expenses after reimbursement .....................................                       1,555,677
                                                                                                                     ------------
                         Investment income--net .................................................                      15,405,873
                                                                                                                     ============
=================================================================================================================================
Realized &               Realized gain on investments--net ......................................                       5,581,576
Unrealized Gain          Unrealized appreciation on investments--net ............................                       1,994,075
On Investments--Net                                                                                                  ------------
(Notes 1b, 1d & 3):      Net Increase in Net Assets Resulting from Operations ...................                    $ 22,981,524
                                                                                                                     ============
=================================================================================================================================

+     Commencement of operations.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                               For the Period
                                                                                                              May 1, 1998+ to
                    Increase (Decrease) in Net Assets:                                                         April 30, 1999
=============================================================================================================================
Operations:         Investment income--net ....................................................................  $  15,405,873
                    Realized gain on investments--net .........................................................      5,581,576
                    Unrealized appreciation on investments--net ...............................................      1,994,075
                                                                                                                 -------------
                    Net increase in net assets resulting from operations ......................................     22,981,524
                                                                                                                 -------------
=============================================================================================================================
Dividends &         Investment income--net:
Distributions to      Common Stock ............................................................................    (10,626,035)
Shareholders          Preferred Stock .........................................................................     (3,453,395)
(Note 1e):          Realized gain on investments--net:
                      Common Stock ............................................................................     (2,968,923)
                      Preferred Stock .........................................................................     (1,318,935)
                                                                                                                 -------------
                    Net decrease in net assets resulting from dividends and distributions to shareholders .....    (18,367,288)
                                                                                                                 -------------
=============================================================================================================================
Capital Stock       Proceeds from issuance of Common Stock ....................................................    191,250,000
Transactions        Proceeds from issuance of Preferred Stock .................................................    134,000,000
(Notes 1f & 4):     Offering costs resulting from the issuance of Common Stock ................................       (296,790)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock                  (1,147,911)
                    Value of shares issued to Common Stock shareholders
                    in reinvestment of dividends and distributions ............................................      1,182,185
                                                                                                                 -------------
                    Net increase in net assets derived from capital stock transactions ........................    324,987,484
                                                                                                                 -------------
=============================================================================================================================
Net Assets:         Total increase in net assets ..............................................................    329,601,720
                    Beginning of period .......................................................................        100,005
                                                                                                                 -------------
                    End of period* ............................................................................  $ 329,701,725
                                                                                                                 =============
==============================================================================================================================
                  * Undistributed investment income--net ......................................................  $   1,326,443
                                                                                                                 =============
==============================================================================================================================

+     Commencement of operations.

See Notes to Financial Statements.


                                     8 & 9

                                 MuniHoldings Insured Fund, Inc., April 30, 1999

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.                            For the Period
                                                                                                          May 1, 1998+ to
                         Increase (Decrease) in Net Asset Value:                                           April 30, 1999
=========================================================================================================================
Per Share                Net asset value, beginning of period ................................................   $  15.00
Operating                                                                                                        --------
Performance:             Investment income--net ..............................................................       1.20
                         Realized and unrealized gain on investments--net ....................................        .61
                                                                                                                 --------
                         Total from investment operations ....................................................       1.81
                                                                                                                 --------
                         Less dividends to Common Stock shareholders:
                           Investment income--net ............................................................       (.83)
                           Realized gain on investments--net .................................................       (.23)
                                                                                                                 --------
                         Total dividends and distributions to Common Stock shareholders ......................      (1.06)
                                                                                                                 --------
                         Capital charge resulting from issuance of Common Stock ..............................       (.03)
                                                                                                                 --------
                         Effect of Preferred Stock activity:++
                           Dividends to Preferred Stock shareholders:
                             Investment income--net ..........................................................       (.27)
                             Realized gain on investments--net ...............................................       (.10)
                           Capital charge resulting from issuance of Preferred Stock .........................       (.10)
                                                                                                                 --------
                         Total effect of Preferred Stock activity ............................................       (.47)
                                                                                                                 --------
                         Net asset value, end of period ......................................................   $  15.25
                                                                                                                 ========
                         Market price per share, end of period ...............................................   $14.4375
                                                                                                                 ========
=========================================================================================================================
Total Investment         Based on market price per share .....................................................       3.19%++
Return:*                                                                                                         ========
                         Based on net asset value per share ..................................................       8.99%++
                                                                                                                 ========
=========================================================================================================================
Ratios Based on          Expenses, net of reimbursement** ....................................................        .78%
Average Net Assets                                                                                               ========
Of Common Stock:         Total expenses** ....................................................................       1.18%
                                                                                                                 ========
                         Total investment income--net** ......................................................       7.73%
                                                                                                                 ========
                         Amount of dividends to Preferred Stock shareholders .................................       1.73%
                                                                                                                 ========
                         Investment income--net, to Common Stock shareholders ................................       6.00%
                                                                                                                 ========
=========================================================================================================================
Ratios Based on          Expenses, net of reimbursement ......................................................        .48%
Total Average                                                                                                    ========
Net Assets:+++**         Total expenses ......................................................................        .72%
                                                                                                                 ========
                         Total investment income--net ........................................................       4.71%
                                                                                                                 ========
=========================================================================================================================
Ratios Based on          Dividends to Preferred Stock shareholders ...........................................       2.70%
Average Net Assets                                                                                               ========
Of Preferred Stock:
=========================================================================================================================
Supplemental Data:       Net assets, net of Preferred Stock, end of period (in thousands) ....................   $195,702
                                                                                                                 ========
                         Preferred Stock outstanding, end of period (in thousands) ...........................   $134,000
                                                                                                                 ========
                         Portfolio turnover ..................................................................     180.85%
                                                                                                                 ========
=========================================================================================================================
Leverage:                Asset coverage per $1,000 ...........................................................   $  2,460
                                                                                                                 ========
=========================================================================================================================
Dividends Per            Series A--Investment income--net ....................................................   $    631
Share on Preferred                                                                                               ========
Stock Outstanding:       Series B--Investment income--net ....................................................   $    658
                                                                                                                 ========
=========================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on May 19, 1998.
+++   Includes Common andPreferred Stock average net assets.
++    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. Prior to commencement of operations on May 1, 1998 the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on April 20, 1998, to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter- market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between


                                    10 & 11

                                 MuniHoldings Insured Fund, Inc., April 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's shares were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the period May 1, 1998 to April 30, 1999, FAM earned fees of $1,800,459, of which $715,715 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $80,217.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period May 1, 1998 to April 30, 1999 were $874,980,871 and $557,586,136, respectively.

Net realized gains for the period May 1, 1998 to April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                      Gains              Gains
--------------------------------------------------------------------------------
  Long-term investments ..................         $5,047,823         $1,994,075
  Financial futures contracts ............            533,753                 --
                                                   ----------         ----------
  Total ..................................         $5,581,576         $1,994,075
                                                   ==========         ==========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $1,994,075, of which $2,887,694 related to appreciated securities and $893,619 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $322,667,044.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period May 1, 1998 to April 30, 1999 increased by 12,750,000 from shares sold and 76,270 as a result of a dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were as follows: Series A, 3.40% and Series B, 3.55%.

Shares issued and outstanding during the period May 1, 1998 to April 30, 1999 increased by 5,360 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period May 1, 1998 to April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $126,488 as commissions.

5. Subsequent Event:

On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068704 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors, MuniHoldings Insured Fund, Inc.:

We have audited the accompanying statement of assets, lia bili ties and capital of MuniHoldings Insured Fund, Inc., including the schedule of investments, as of April 30, 1999, and the related statements of operations and changes in net assets, and financial highlights for the period from May 1, 1998 (commencement of operations) to April 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial high lights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund, Inc. as of April 30, 1999 and the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 1998 to April 30, 1999, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Princeton, New Jersey
May 28, 1999


                                    12 & 13

                                 MuniHoldings Insured Fund, Inc., April 30, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Insured Fund, Inc. during its taxable year ended April 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                                                      Payable         Ordinary           Long-Term
                                                                       Date            Income         Capital Gains*
---------------------------------------------------------------------------------------------------------------------------------
Common Stock Shareholders                                            12/30/98         $.224862           $.007873
---------------------------------------------------------------------------------------------------------------------------------
Preferred Stock Shareholders:            Series A                    11/13/98          $23.63              $0.77
                                                                     11/20/98          $24.77              $0.82
                                                                     11/27/98          $23.76              $0.78
                                                                     12/04/98          $23.36              $0.78
                                                                     12/11/98          $22.91              $0.77
                                                                     12/18/98          $24.49              $0.85
                                                                     12/28/98          $37.70              $1.32
                                                                      1/04/99          $33.41              $1.23
                                                                      1/08/99          $19.78              $0.80
                                                                      1/15/99          $ 0.37              $0.08
---------------------------------------------------------------------------------------------------------------------------------
                                         Series B                    11/10/98          $24.85              $0.80
                                                                     11/17/98          $25.22              $0.83
                                                                     11/24/98          $24.77              $0.82
                                                                     12/01/98          $23.68              $0.80
                                                                     12/08/98          $24.35              $0.83
                                                                     12/15/98          $24.49              $0.85
                                                                     12/22/98          $23.33              $0.82
                                                                     12/29/98          $24.47              $0.86
                                                                      1/05/99          $34.35              $1.28
                                                                      1/12/99          $11.80              $0.56
---------------------------------------------------------------------------------------------------------------------------------

*     The entire distribution is subject to the 20% tax rate.

      Please retain this information for your records.

YEAR 2000 ISSUES (unaudited)

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securi ties in which the Fund invests and this could hurt the Fund's investment returns.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of MuniHoldings Insured Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MUS


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock share holders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater vola tility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #HOLDINS--4/99

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